UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2014

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AKORN, INC.
(Exact name of registrant as specified in its charter)
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Louisiana	001-32360	72-0717400
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1925 W. Field Court, Suite 300
Lake Forest, Illinois 60045
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 279-6100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Management of Akorn, Inc. (“Akorn” or the “Company”) will make certain investor presentations beginning as early as September 12, 2014. The slides attached to this report were prepared for management’s presentations and are included in Exhibit 99.1 to this report and incorporated herein by reference. The Company has also made available a copy of the slides accompanying the investor presentations, which is located under the “Investor News” tab in the “Investor Relations” section of the Registrant's website, located at www.akorn.com.

The information in this report, including the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements.

The attached exhibit includes statements that may constitute "forward-looking statements", including projections of certain measures of Akorn's results of operations, projections of sales, projections of certain charges and expenses, projections related to the number and potential market size of ANDAs and other statements regarding Akorn's goals, regulatory approvals and strategy. Akorn cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Factors that could cause or contribute to such differences include, but are not limited to: statements relating to future steps we may take, prospective products, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by the company or by persons acting on its behalf and in conjunction with its periodic SEC filings. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" in our most recent Annual Report on Form 10-K, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possibly inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results.

Item 9.01   Financial Statements and Exhibits.

 (d)           Exhibits.

See attached exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2014

AKORN, INC.

	By:	/s/ Timothy A. Dick
		Name:	Timothy A. Dick
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Akorn, Inc. September 2014 investor presentation